SEAPORT GLOBAL ENERGY & INDUSTRIALS CONFERENCE AUGUST 2019 - CHICAGO, IL JOE HETE, PRESIDENT AND CEO MIKE BERGER, CCO @ATSGinc www.atsginc.com SEAPORT GLOBAL CONFERENCE

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that are inherently difficult to predict. Words such as “projects,” “believes,” “anticipates,” “will,” “estimates,” “plans,” “expects,” “intends” and similar words and expressions are intended to identify forward- looking statements. These forward-looking statements are based on expectations, estimates and projections as of the date of this presentation and address activities events or developments that we expect, believe or anticipate will or may occur in the future. Although we believe our estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. We caution all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services; our operating airlines' ability to maintain on-time service and control costs; the cost and timing with respect to which we are able to purchase and modify aircraft to a cargo configuration; fluctuations in ATSG's traded share price, which may result in mark-to-market charges on certain financial instruments; the number, timing and scheduled routes of our aircraft deployments to customers; our ability to remain in compliance with our agreements with key customers and lenders; changes in general economic and/or industry-specific conditions; and other factors (including those listed under the heading “Risk Factors”) that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. @ATSGinc www.atsginc.com SEAPORT GLOBAL CONFERENCE

2018 ACCOMPLISHMENTS Diversified via Omni acquisition . Adds $400+ million revenue . Strong cash flow . Boeing 777 platform Agreements with Amazon extended and expanded . Ten additional 767s, totaling thirty leased by end of 2020 . Multi-year lease extensions . Additional warrants granted to Amazon to acquire 33.2% of ATSG shares More feedstock 767s secured . Twenty 767-300s sourced via Jetran from American Airlines . e-Commerce-driven demand for express-network cargo aircraft Freighter fleet expanded . Nine 767-300 converted freighters entered service in 2018 . Eight to ten more due in 2019 . More than 80% of 767s in service at year-end 2018 were dry-leased Labor agreement reached with ATI pilots . Adds four years and market-competitive terms @ATSGinc www.atsginc.com SEAPORT GLOBAL CONFERENCE

ATSG - 2018 AT A GLANCE

- In-service fleet of 89 at YE2018: 777s, 767s, 757s and 737s
- Key Business Segments:
  - CAM (Cargo Aircraft Management) dry-leasing cargo aircraft
  - ACMI (Aircraft, Crew, Maintenance & Insurance) Services CMI and ACMI agreements
  - Other businesses include: MRO services, passenger-to-freighter conversion services, ground operations and material handling equipment services
- Deliver holistic operational solutions to customers
- Markets include air cargo transportation and package delivery industries (for both commercial and government entities)
- Founded in 1980 as a wholly owned subsidiary of Airborne Express, first public offering in August of 2003
- Headquartered in Wilmington, OH with 4,000 employees worldwide

1H 2019 Revenue By Segment[1]



CAM (Leasing) 18%
Other 17%
ACMI 65%

1H 2019 Revenue By Customer[1]



Other 29%
DHL 15%
Amazon 19%
DoD 37%

Strong Financial Performance ($M)



Revenue[1]
$619
$38
$769
$82
$1,068
$289
$892
$683
2015
2016
2017
2018
1H19
Reported revenue from reimbursed expenses



Adj. EBITDA[2]
$197
$212
$268
$312
$219
$450E
2015
2016
2017
2018
1H19
2019E

1. Segment revenue before elimination of internal revenues and revenue by customer percentages are calculated based on 1H2019 results. ATSG adopted Topic 606 revenue recognition rules on 1/1/2018. Revenues for 2015-2017 show revenues that would have been excluded if Topic 606 rule were in effect.
2. Non-GAAP metric. See Reconciliation to GAAP Pre-tax Earnings in a table at the end of this presentation.

@ATSGinc www.atsginc.com

4 SEAPORT GLOBAL CONFERENCE ATSG

BUNDLED SERVICES FOR TURNKEY SOLUTIONS ATSG Customers - Bundled Services Profile @ATSGinc www.atsginc.com SEAPORT GLOBAL CONFERENCE

. World’s largest lessor of 767-200 . Completed 16,950 flight . Completed 15,474 flight . Completed 5,308 flight segments and -300 passenger-to-freighter segments in 2018 (government segments in 2018 (government in 2018 (government & converted aircraft & commercial) & commercial) commercial) . Specializes in providing aircraft . Providing CMI service to DHL and . Providing CMI service to . Carried 202,333 passengers on wet, dry, and Wet2Dry leasing Amazon Amazon, DHL, and Aloha Freight 1,080 CRAF passenger missions programs tailored to the in 2018 individual needs of its . A FAR 121 cargo airline flying . A FAR 121 Airline that is a customers, drawing from its express cargo routes for premier provider of track, ad hoc . Provides charter service for the growing fleet of cost-efficient customers in the U.S. and or ACMI wet lease programs NCAA and NFL including the New aircraft around the world England Patriots, Atlanta Falcons and University of Oklahoma among others @ATSGinc www.atsginc.com SEAPORT GLOBAL CONFERENCE

AIRBORNE
MAINTENANCE & ENGINEERING SERVICES



- Solidified maintenance relationships with blue chip customers including UPS, Delta, and Frontier
- Providing Heavy Maintenance, Line Maintenance, Engineering, Component Repair/Overhaul, Manufacturing, Material Services
- Narrow and wide-body support of Boeing, Airbus and regional aircraft types in 635,000 sq. ft. of hangar space across six hangars

LGSTX Services, Inc.
TriFactor Distribution Solutions



- Added Material Handling capacity in February, 2019 with the purchase of TriFactor Distribution Solutions; offering includes design, installation, and service
- Providing gateway operations to Amazon at Tampa International Airport
- Product lines include Facility Maintenance, Ground Support Equipment, Sort and Gateway Operations, Material Handling

PEMCO CONVERSIONS
321 PRECISION CONVERSIONS
A Precision Aircraft Solutions / ATSG Joint Venture



PEMCO Conversions

- Pax to Freighter Conversions: 737-300s, and -400s, plus -700s pending FAA STC approval
- 26 platforms and 2 million hours of safe reliable operation

321 Precision Conversions Joint Venture

- Developing A321 Pax to Freighter Conversion Supplemental Type Certificate, projecting approval 2020
- 757 capacity, 737 efficiency

@ATSGinc www.atsginc.com 7 SEAPORT GLOBAL CONFERENCE ATSG

ATSG IN-SERVICE FLEET JUNE 30, 2019- 89 AIRCRAFT

BOEING 767-300



34 FREIGHTERS IN SERVICE

- Twenty-nine dry-leased to DHL, Amazon, NAC, Amerijet, Air Incheon, Cargojet, up to 10 yr. terms;
- One aircraft staging for lease

7 PASSENGER AIRCRAFT IN SERVICE

- Commercial, DoD, and U.S. and allied governments

BOEING 767-200



33 FREIGHTERS IN SERVICE

- Twenty-six dry-leased to Amazon, DHL, Amerijet, Cargojet, SkyTaxi, Raya, West Atlantic, up to 7 year terms
- Two aircraft staging for lease

3 PASSENGER AIRCRAFT IN SERVICE

- Commercial ACMI/Charter, DoD

BOEING 757-200

8 IN SERVICE



- Four 757-200 combis under ACMI agreements with U.S. Military, four 757-200Fs under ACMI agreements with DHL

BOEING 777-200

3 PASSENGER AIRCRAFT IN SERVICE



- Commercial, DoD, and U.S. and allied governments

BOEING 737-400

1 FREIGHTERS IN SERVICE



- Dry leased to West Atlantic
- One aircraft staging pending sale in Q32019

@ATSGinc www.atsginc.com 8 SEAPORT GLOBAL CONFERENCE ATSG

767 FREIGHTER TRANSFORMATION 50 57 (33(28 with with CMI) CMI) (33 with CMI) (31 with CMI) YE-2017 YE-2018 11 67 73 10 16 7 6 1 5 41 YE-2016 (28 with CMI) YE-2019 59 projected 10 84 1 7 66 (35 with CMI) YE-2015 Demand from regional air networks has 30 49 more than doubled our dry-leased midsize 11 (15 with CMI) 767 freighter fleet since 2015, lengthened 2 lease terms, and resulted in more CMI, 7 maintenance and logistics support. 17 Dry leased ACMI/Charter Staging/Unassigned Undergoing cargo modification @ATSGinc www.atsginc.com SEAPORT GLOBAL CONFERENCE

Omni Air International

OMNI ACQUSITION OVERVIEW

- $845 million cash purchase price, prior to working capital adjustments, inclusive of ~$85 million NPV of tax benefits
- Adjusting for NPV of tax benefits, purchase multiple is 5.8 times Omni's LTM August 2018 adjusted EBITDA
- Funded through an expansion of existing term loan debt and utilization of the revolving credit facility. Ratio of combined total debt to annualized adjusted EBITDA was ~3.4 times as of acquisition date.
- Exceeds ATSG's investment hurdle and was immediately accretive to Adjusted EPS1 starting in 1Q 2019
- Additional $430 million of annual revenue to ATSG; Combined pro forma basis produced $1.32 billion of 2018 revenue
- Adds B777 platform and grows B767 fleet plus passenger transport added
- Customer revenue diversification and expansion of DoD relationship; 70% of Omni revenue
- Collective bargaining agreements with pilots through March 2022 and flight attendants through November 2022

2018 Pro Forma Revenue Mix[2] By Segment


CAM
(Leasing)
15%
MRO
14%
Other
5%
ACMI
66%

2018 Pro Forma Revenue Mix[2] By Customer


DHL
17%
Amazon
19%
DoD
34%
Other
30%

1. Adjusted EPS is a non-GAAP financial measure defined as ATSG's GAAP Earnings Per Share excludes transaction-related costs (amortization), effects of Amazon warrants, and the company's share of the A321 joint venture development costs. See reconciliation to GAAP EPS
2. Pro forma revenues for ATSG assuming Omni Air acquired 1/1/18. Segment revenue before elimination of internal revenues and revenue by customer percentages are calculated based on FY 2018 pro forma results.

@ATSGinc www.atsginc.com 10 SEAPORT GLOBAL CONFERENCE ATSG

EXTENDED AND EXPANDED AMAZON AGREEMENT Aircraft Leases and Operating Agreement 2016 Agreement 2018 Agreement Twelve Orig. Five-year leases through 2021 Seven-year leases through 2023, three-year 767-200s extension option Eight Orig. Seven-year leases through 2023-24 Ten-year leases through 2026-27, three-year 767-300s extension option Ten Added Ten-year leases, five starting 2H 2019; five starting 767-300s 2H 2020, three-year extension option Additional Can lease up to 17 additional freighters under Lease Options mutually acceptable terms, Jan. 2019 to Jan. 2026 Operating Five years through March 2021 Ten years through March 2026, three-year extension Agreement option Warrant Agreements 2016 Agreement 2018 Agreement • 14.4M warrants vested, with anticipated • 14.8M warrants issued to Amazon to increase Warrants 0.3M more warrants to be issued in Sept Amazon’s potential ownership of ATSG from 2020 to equal 19.9% of ATSG common 19.9% to ~33.2% shares • Exercise price $21.53 per share; cashless • Exercise price $9.73; cashless exercise exercise option option • Expire seven years from issuance; Option for • Expire March 2021 additional warrants for additional aircraft leases @ATSGinc www.atsginc.com SEAPORT GLOBAL CONFERENCE

LONG-TERM RELATIONSHIPS WITH KEY CUSTOMERS

U.S. Government / Department of Defense

- Leading CRAF provider of passenger airlift services to the U.S. DoD
- Leader of CRAF Patriot team
- Charter passenger service to other government agencies, including Dept. of Homeland Security, Immigration & Customs Enforcement
- B757 Combi service to military for 20+ years, contracted through December 2021

Amazon Network

- CAM provided twenty-one 767s as of 6/30/2019; five more due by YE2019
- ABX and ATI airlines operate and AMES maintains 767s
- LGSTX Services provides gateway services in CLT, TPA, and ILN
- Amazon support began in Fall 2015; extended in December 2018 to at least 30 aircraft by end of 2020
- Amazon to hold warrants for purchase of ~33.2% of ATSG shares

DHL Network

- Long-term contracts since August 2003; three-year extensions signed
- Eleven 767 freighter aircraft leases extended to 2022 with three others leased into 2023/24
- ACMI and CMI agreements to operate 757 and 767 freighter aircraft
- Americas Region remains fastest growing region for DHL Express; with FY2018 revenues up 9.5% in Americas ex currency effects

@ATSGinc www.atsginc.com 12 SEAPORT GLOBAL CONFERENCE

e-COMMERCE MARKET DEMAND FAVORS LOWER-INVESTMENT CONVERTED MIDSIZE & STANDARD FREIGHTERS CONVERTED FREIGHTER GROWTH OPPORTUNITY International Express Market Growth 55% 59% Global Retail e-Commerce Growth $4,479 $3,879 $3,305 CAGR 7.5% 36% CAGR 22.5% $2,774 25% $2,290 $1,859 19% $1,433 12% $1,190 6% 2011 2012 2013 2014 2015 2016 2017 2018 2014 2015 2016 2017E 2018F 2019F 2020F 2021F Source: Statista.com Source: Statista.com Freighter Leasing Maintenance China Global Freighter Aircraft MRO Market Korea Deliveries 2018-2037 Total Spending 2018-2038 UK $295 USA 37% B World e-Commerce Penetration New Germany by Country Europe (as percentage of total B2C retail +2,650 France sales) Deliveries $160 Australia B Japan 2015 2018 63% India Converted 0% 5% 10% 15% 20% 25% Narrow & Narrow & Wide-Body Medium Line Hangar Wide-Body Source: Euromonitor Source: Boeing Commercial Market Outlook 2018 Source: Boeing Commercial Market Outlook 2018-2037 @ATSGinc www.atsginc.com SEAPORT GLOBAL CONFERENCE

Largest new JOINT VENTURE generation narrow- body freighter with A321 FREIGHTER CONVERSION economics similar to The A321 will leverage ATSG’s multi-service freighter aircraft the smaller B737-800 solutions, including converting, leasing, operating and maintaining the aircraft 19% Fuel burn 31% increase in savings compared to containerized Background the B757 while still volume compared to offering 95% of the the B737 plus a . CAM partnered with Precision Aircraft Solutions in 2017 to form a new joint venture, 321 Precision 14.5% increase in cube space Conversions payload weight . Precision is the market leader in converting 757 aircraft More than . CAM is the second largest freighter conversion lessor in the world 1,400 Timeline Passenger aircraft in . 321 Precision began work on the project in 2016 service . Projecting STC approval by FAA in 1H 2020 . Anticipate deployments into CAM-leased ATSG fleet Target aircraft for the fastest growing segment in the industry – e-Commerce and integrators @ATSGinc www.atsginc.com SEAPORT GLOBAL CONFERENCE

2018 FINANCIAL RESULTS $MM $MM $MM . 15% revenue gain excl. 2017 reimbursables driven by Revenues1 Adj. Pretax Adj. EPS2 Adj. EBITDA2 Earnings2 (Cont. Oper.) (Cont. Oper.) additional 767 leases, (Cont. Oper.) Amazon CMI support $1,068 $312 . ACMI Services pretax more than doubled to $18M on $892 higher CMI services $289 $268 operations, 4Q2018 Omni Air contributions $105 . CAM pretax up 7% on ten $96 more freighters deployed in $1.16 2018 $779 $0.90 . Adjusted Pre-tax Earnings exclude non-cash effects of Amazon warrants, pension charge, non-consolidating affiliate charge, gain/loss in other financial instruments . Adjusted EPS excludes effects of the Amazon 2017 2018 2017 2018 2017 2018 2017 2018 warrants and the company's share of the Airbus A321 joint 1. 2018 revenues related to costs that are directly reimbursed to ATSG and controlled by the customer are reported net of the corresponding expenses. Corresponding 2017 revenues included $289M of such venture development costs reimbursements. 2. Non-GAAP metrics. See tables at end of this presentation for reconciliation to nearest GAAP results for Adjusted Pretax Earnings, Adjusted EPS, and Adjusted EBITDA. @ATSGinc www.atsginc.com SEAPORT GLOBAL CONFERENCE

1H2019 FINANCIAL RESULTS $MM $MM $MM . Growth in revenue and Revenues Adj. Pretax Adj. EPS1 Adj. adjusted items due primarily 1 (Cont. Oper.) 1 to Omni assets acquired in $683 Earnings EBITDA (Cont. Oper.) (Cont. Oper.) Nov. 2018, plus CAM leasing gains $219 . Adjusted results exclude, $407 among other items, gains $59 and losses from financial instrument revaluation ($31M $49 loss in 1H2019, vs. $11M gain in 1H 2018) $142 . ACMI Services pretax up $9M vs 1H 2018, CAM $27 leasing up $2M $0.64 $0.54 . CAM deployed one more 767F to an external customer in the first half; expects to deliver at least nine more in 2H 2019 . Ramp up costs for expanded 2018 2019 2018 2019 2018 2019 2018 2019 flying for Amazon were about $3m in 2Q, expect $4M in 1. Non-GAAP metrics. See tables at end of this presentation for reconciliation to nearest GAAP results for Adjusted Pretax Earnings, Adjusted EPS, and Adjusted EBITDA. similar costs in 3Q @ATSGinc www.atsginc.com SEAPORT GLOBAL CONFERENCE

HISTORICAL FINANCIAL PERFORMANCE Revenues* Adjusted EBITDA** $450 ($ in millions) ($ in millions) $1,068 $289 $892 $312 $769 $268 $619 $127 $590 $197 $212 $41 $38 2014 2015 2016 2017 2018 2015 2016 2017 2018 2019E Capital Expenditures* Debt Obligations/Adjusted $475 EBITDA** ($ in millions) 3.4x ~3.5x $297 $293 $265 100E 2.2x 2.1x 90 $159 1.6x 70 60 55 Aircraft in Service 2015 2016 2017 2018 2019E 2015 2016 2017 2018 2019E * Pro-forma adjustment to 2014-2017 revenues illustrate the effect of changes in * * Adjusted EBITDA is a non-GAAP metric. See table at end of this presentation revenue recognition rules effective 1/1/18 as if they were in effect on 1/1/14. for reconciliation to nearest GAAP results. Ratios of Debt Obligations to Capital Expenditures projection reflects guidance as of the date of ATSG’s adjusted EBITDA and fleet totals are as of end of period shown and are 2Q2019 earnings call. calculated under formulas included in bank covenants. @ATSGinc www.atsginc.com SEAPORT GLOBAL CONFERENCE

COMPONENTS OF DEBT STRUCTURE $millions Principal Balance As of 12/31/2018 Maturity Term loan A-1 $ 48.75 May 2024 Term loan A-2 666.56 May 2024 Revolver* 515.00 May 2024 Convertible** 258.75 Oct 2024 Total Debt* $1,489.06 * Approximately 50% of total debt currently hedged. Revolver, capacity $645 million with $300 million accordion feature ** 1.125% coupon, Oct. 2024 maturity. Bond hedge, with warrant transaction up 75% to $41.35 per share @ATSGinc www.atsginc.com SEAPORT GLOBAL CONFERENCE

CONCLUSION - INVESTMENT HIGHLIGHTS @ATSGinc www.atsginc.com SEAPORT GLOBAL CONFERENCE

EPS ADJUSTMENTS REFLECT WARRANT VALUATION

	Three Months Ended				Year Ended			
	March 31, 2019		March 31, 2018		December 31, 2018		December 31, 2017	
	$	$/Share	$	$/Share	$	$Share	$	$Share
Earnings from Continuing Operations - basic (GAAP)	$ 22,634		$ 15,682		$ 67,883		$ 21,740	
Gain from warrant revaluation, net tax	(7,653)		—		(7,118)		—	
Earnings from Continuing Operations - diluted (GAAP)	14,981	$ 0.25	15,682	$ 0.26	60,765	$ 0.89	21,740	$ 0.36
Adjustments, net of tax								
Lease incentive amortization	3,228	0.05	3,272	0.06	12,910	0.18	16,400	0.27
Non-service component of retiree benefits/settlements	1,795	0.03	(1,562)	(0.02)	(6,248)	(0.09)	3,917	0.07
Loss from joint venture	2,914	0.05	1,963	0.03	7,993	0.12	1,997	0.03
Omni acquisition fees	285	—	—	—	4,020	0.06	—	—
Derivative and warrant revaluation	2,748	(0.01)	1,161	(0.03)	6	—	76,591	1.17
Effect of 2017 tax law	—	—	—	—	—	—	(59,944)	(1.00)
Adjusted Earnings from Continuing Operations (non-GAAP)	$ 25,951	$ 0.37	$ 20,516	$ 0.30	$ 79,446	$ 1.16	$ 60,701	$ 0.90
	Shares		Shares		Shares		Shares	
Weighted Average Shares - diluted	60,437		59,558		68,356		59,686	
Additional weighted average shares	9,232		9,651		—		7,838	
Adjusted Shares (non-GAAP)	69,669		69,209		68,356		67,524	

Adjusted Earnings from Continuing Operations and Adjusted Earnings Per Share from Continuing Operations are non-GAAP financial measures and should not be considered as alternatives to Earnings from Continuing Operations, Weighted Average Shares – diluted, Earnings Per Share from Continuing Operations or any other performance measure derived in accordance with GAAP. Adjusted Earnings and Adjusted Earnings Per Share from Continuing Operations should not be considered in isolation or as a substitute for analysis of the company's results as reported under GAAP.

@ATSGinc www.atsginc.com 20 SEAPORT GLOBAL CONFERENCE

NON-GAAP RECONCILIATION STATEMENT

Reconciliation Stmt. ($ in 000s)	2015	2016	2017	2018	1H2018	1H2019
GAAP Pre-Tax Earnings (Loss) from Cont. Oper.	$ 62,563	$ 34,454	$ (6,536)	$ 87,478	$ 50,839	$ 4,091
Non-service components retiree benefit costs, net	(1,040)	6,815	6,105	(8,180)	(4,090)	4,702
Non-consolidating affiliate charges	-	1,229	3,135	10,468	4,953	9,814
Lease Incentive Amortization	-	4,506	13,986	16,904	8,452	8,251
Transaction fees				5,264	-	373
Financial Instruments Loss (Gain)	(920)	18,107	79,789	(7,296)	(10,812)	31,386
Adjusted Pre-tax Earnings from Cont. Oper.	60,603	65,111	96,479	104,638	49,342	58,617
Interest Income	(85)	(131)	(116)	(251)	(77)	(177)
Interest Expense	11,232	11,318	17,023	28,779	10,728	34,194
Depreciation and amortization	125,443	135,496	154,556	178,895	81,624	125,903
Adjusted EBITDA from Cont. Oper.	$ 197,193	$ 211,794	$ 267,942	$ 312,061	$ 141,617	$ 218,537

Adjusted Pre-Tax Earnings from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus certain charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of transaction fees, financial instrument gains and losses, and of non-service components of retiree benefit costs.

Adjusted EBITDA from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus net interest expense, depreciation and amortization expense, charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of transaction fees, financial instrument gains and losses, and of non-service components of retiree benefit costs.

Adjusted EBITDA from Continuing Operations and Adjusted Pre-Tax Earnings from Continuing Operations are non-GAAP financial measures and should not be considered alternatives to net income or any other performance measure derived in accordance with GAAP. Management uses Adjusted EBITDA from Continuing Operations and Adjusted Pre-Tax Earnings from Continuing Operations to assess the performance of its operating results among periods. These measures should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as an alternative measure of liquidity.

The Company does not provide a reconciliation of projected Adjusted EBITDA because it is unable to predict with reasonable accuracy the value of certain adjustments. Certain adjustments can be significantly impacted by the period-end re-measurements of financial instruments including stock warrants issued to customers. The Company's earnings on a GAAP basis and the non-GAAP adjustments for gain and losses resulting from the re-measurement of stock warrants, will depend on the future prices of ATSG stock, interest rates and other assumptions which are highly uncertain.

@ATSGinc www.atsginc.com 21 SEAPORT GLOBAL CONFERENCE ATSG